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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ---------------------
                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 23, 2008

                                  PROTEO, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                                                  88-0292249
(State of other jurisdiction                                    (IRS Employer
      of incorporation)                                      Identification No.)

                                    000-32849
                            (Commission File Number)

              2102 BUSINESS CENTER DRIVE, IRVINE, CALIFORNIA 92612
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (949) 253-4616

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
                         ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On December 23, 2008, the Registrant entered into an Amendment Agreement to the License Agreement with Dr. Oliver Wiedow (the "Amendment"). Pursuant to the original License Agreement, which was entered into on December 30, 2000, the Registrant agreed to pay Dr. Wiedow an annual license fee of 110,000 Euros for a period of six years. No payments were made through fiscal year 2003. In 2004, the original License Agreement was amended to require the Registrant to make annual payments of 30,000 Euros, to be paid on July 15 of each year, beginning on July 15, 2004. Such annual payment could be increased to 110,000 Euros by June 1 of each year based on an assessment of the Registrant's financial ability to make such payments. In December 2007 the Registrant paid Dr. Wiedow 30,000 Euros. No other payments have been made to date and the current amount payable to Dr. Wiedow under the original License Agreement was 630,000 Euros.

      Pursuant to the Amendment, the Registrant and Dr. Wiedow have agreed that the Registrant shall pay the 630,000 Euros to Dr. Wiedow as follows: for fiscal years 2008 to 2012, the Registrant shall pay Dr. Wiedow 30,000 Euros per year, and for fiscal years 2013 to 2016, the Registrant shall pay Dr. Wiedow 120,000 Euros per year. The foregoing payments shall be made on or before December 31 of each fiscal year. In December 2008 the Registrant paid Dr. Wiedow 30,000 Euros. While the total amount owed does not currently bear interest, the Amendment provides that any late payment shall be subject to interest at an annual rate equal to the German Base Interest Rate (1.62% as of January 1, 2009) plus six percent (6%). In the event that the Registrant's financial condition improves, the parties can agree to increase and/or accelerate the payments.

      The Amendment also modified the royalty payment such that the Registrant will not only pay a three percent (3%) royalty on gross revenues from the Registrant's sale of products based on the licensed technology but also three percent (3%) of the license fees (including upfront and milestone payments and running royalties) received by the Registrant or its subsidiary from their sublicensing of the licensed technology.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits. The following materials are filed as exhibits to this Current report on Form 8-K:

      Exhibit Number
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      10.10    Amendment Agreement to License Agreement dated December 23, 2008



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PROTEO, INC.

Date: January 7, 2009                         By: /s/ BIRGE BARGMANN
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                                                  Birge Bargmann
                                                  Chief Executive Officer